SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event Reported):
                                   November 16, 2004

                             1-800-FLOWERS.COM, INC.
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             (Exact Name of Registrant as Specified in its Charter)

                           Delaware 0-26841 11-3117311
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            (State or Other Jurisdiction of (Commission File Number)
             (I.R.S. Employer Identification Incorporation) Number)

                               1600 Stewart Avenue
                            Westbury, New York 11590
                                 (516) 237-6000
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             (Addresses, including zip code, and telephone numbers,
              including area code, of principal executive offices)


ITEM 8.01. OTHER EVENTS. 1-800-FLOWERS.COM, Inc. today announced that it has acquired The Winetasting Network for a total of $9.1 million in cash. The Winetasting Network had total revenues of $8.5 million in calendar year 2003.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

Designation                     Description of Exhibit

99.1 Press release, dated November 16, 2004 1-800-FLOWERS.COM Acquires The Winetasting Network
99.2 Press release, dated November 16, 2004 1-800-FLOWERS.COM Acquires The Winetasting Network

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             1-800-FLOWERS.COM, INC.

DATE:  November 16, 2004                     By: /s/ William E. Shea
                                             William E.Shea
                                             Chief Financial Officer
                                             Senior Vice-President-Finance
                                             and Administration


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                                          INDEX TO EXHIBITS

Exhibit                                   Description

99.1 Press release, dated November 16, 2004 1-800-FLOWERS.COM Acquires The Winetasting Network
99.2 Press release, dated November 16, 2004 1-800-FLOWERS.COM Acquires The Winetasting Network